UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 PROXY STATEMENT

                             PURSUANT TO SECTION 14A
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [ ]  Confidential,  for Use of the Commission Only [as permitted by Rule
             14a-6(e)(2)]
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.14a-12

                           KELLY'S COFFEE GROUP, INC.
                           --------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
                -------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


================================================================================


Payment of Filing Fee (Check the appropriate box):

     [ ]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
          0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction: 0

          5)   Total fee paid: $125.00

     [X]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration No.:

          3)   Filing Party:

          4)   Date Filed

================================================================================

                           KELLY'S COFFEE GROUP, INC.
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8073

                                 August 18, 2000

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Kelly's Coffee Group, Inc. to be held at 10:00 a.m. on Wednesday, the 20th day of September, 2000 at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101.

The accompanying Notice of Special Meeting and Proxy Statement describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Whether or not you plan to attend in person, it is important that your shares be represented at the Special Meeting. PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. The Board of Directors unanimously recommends that the stockholders vote "FOR" on the matter on the proxy card. Thank you.

                                                 Sincerely,



                                                 /s/ Richard D. Surber
                                                 ----------------------
                                                 Richard D. Surber
                                                 Chairman of the Board

                           KELLY'S COFFEE GROUP, INC.
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8073

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

A Special Meeting of Stockholders of Kelly's Coffee Group, Inc. will be held at 268 West 400 South, Suite 300, Salt Lake City, Utah at 10:00 a.m. on Wednesday, the 20th day of September, 2000. At the Special Meeting, stockholders will vote on the following matter:

     (1) Relocating the domicile of the Company from the State of Colorado to the State of Nevada and to prepare and file with the appropriate authorities all requisite documents and reports necessary to accomplish the change of domicile.

Only stockholders of record at the close of business on August 3, 2000 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IMMEDIATELY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING OF STOCKHOLDERS. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE REQUEST YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD.

Of course, if you attend the meeting in person, you may vote your shares personally, even if you have already returned your Proxy. You may revoke your Proxy at any time before the meeting either in writing or by personal notification.

By Order of the Board of Directors

/s/  Kevin J. Schillo
---------------------------------------
Corporate Secretary

                           KELLY'S COFFEE GROUP, INC.
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                            Telephone (801) 575-8073

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the Solicitation of proxies for use at the Special Meeting of Stockholders (the "Meeting") of Kelly's Coffee Group, Inc. (the "Company") to be held on Wednesday, the 20th day of September, 2000 at 10:00 a.m. local time at 268 West 400 South, Suite 300, Salt Lake City, Utah, and at any and all adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revokable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see "General." This Proxy Statement is first being mailed to stockholders on or about August 18, 2000.

Only stockholders of record at the close of business on August 3, 2000 are entitled to notice of, and to vote at, the Meeting. At the record date, there were 51,966,427 shares of the Company's common stock (the "Common Stock") outstanding and each share is entitled to one vote at the meeting.

Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated on thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

MATTER TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon one proposal at the Meeting. The proposal is to change the domicile of incorporation of the Company from the State of Colorado to the State of Nevada by way of a "migratory merger." The sole purpose of such a merger is to change the Company's state of domicile. The merger would not involve any change in the business, properties, management or capital structure of the Company, except as otherwise set forth herein.

The matter to be considered at the Meeting has great significance to the stockholders because, if approved, the Company would relocate its domicile of incorporation to the State of Nevada. This could result in the change of stockholder rights of the Company's current stockholders. Stockholders are urged to carefully consider the information presented in this Proxy Statement.

RECORD DATE AND VOTING SECURITIES

The Company's securities entitled to vote at the Meeting consist of Common Stock, par value $0.001 per share. Only stockholders of record at the close of business on August 3, 2000 are entitled to notice of and to vote at the Meeting. At the record date, the Company had outstanding 51,966,427 shares of Common Stock which were owned by approximately 284 stockholders.

Each holder of record of Common Stock on the record date is entitled to one vote per share on the proposal presented at the Meeting, exercisable in person or by proxy. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding present in person or represented by proxy is required for approval of the proposal to be voted upon at the Meeting.

Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated on thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

QUORUM AND VOTES REQUIRED

The quorum necessary to conduct business at the special meeting consists of the holders of a majority of the shares entitled to vote at the special meeting, represented in person or by proxy. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the special meeting, the special meeting may be adjourned to permit further solicitation of proxies.

Under Article 7-117-101 of the Colorado Business Corporation Act, the current proposal to reincorporate Kelly's Coffee Group, Inc. by means of a merger with a wholly-owned Nevada subsidiary would ordinarily require the approval of two-thirds of all of the shares entitled to vote on the matter. This is the voting requirement imposed by the statute for corporations, such as Kelly's Coffee Group, Inc., which were in existence prior to the time the Colorado Business Corporation Act became effective on July 1, 1994. However, the statute provides an exception from the two-thirds voting requirement for corporations which already contained a provision in their articles of incorporation establishing a different voting requirement in order to obtain shareholder approval for mergers and other significant corporate transactions. Since the Company's incorporation in April 1987, its articles of incorporation have contained a provision which says that any action to be taken by shareholders of the company may be taken by the vote of a majority of all of the shares entitled to vote on such action whenever the Colorado corporate statute called for a two-thirds vote instead. For this reason, the proposal to reincorporate Kelly's Coffee Group, Inc. in Nevada need only be approved by a majority of all of the shares entitled to vote on this matter at the special meeting.

On the record date, directors and officers beneficially owned 15,643,340 shares of common stock. This represents 30.1% of the voting stock. These parties have indicated that they intend to vote for the reincorporation proposal.

Shares abstaining or withheld from voting, as well as broker "non-votes," are counted as shares represented at the special meeting in order to determine a quorum, but will not be counted as votes cast in favor of the reincorporation proposal. Therefore, abstentions and votes withheld, as well as broker "non-votes," will have the effect of a vote against the reincorporation. The term broker "non-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the special meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority as a result of the matter's non-routine nature.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail; however, our employees may also solicit proxies in person or otherwise. We will not pay employees for these services. We are requesting certain holders of record, including brokers, custodians and nominees, to distribute proxy materials to beneficial owners and to obtain the beneficial owners' instructions concerning the voting of proxies. We will pay all costs of the proxy solicitation, and will reimburse brokers and other persons for the expenses they incur in sending proxy materials to beneficial owners.

The costs of soliciting proxies will be paid by the Company (estimated to be under $10,000). In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services) by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of- pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of Common Stock in person at the Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, Kevin Schillo, at Kelly's Coffee Group, Inc., 268 West 400 South, Suite 300, Salt Lake City, Utah 84101.

All shares represented at the Meeting by a proxy will be voted in accordance with the instructions specified in that proxy. Proxies received and marked "Abstain" as to any particular proposal, will be counted in determining a quorum, however, such proxies will not be counted for the vote on that particular proposal. A majority of the shares represented at the meeting is required to ratify any proposal presented. If no instructions are marked with respect to the matters to be acted upon, each proxy will be voted FOR the matter to be voted upon.

Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Company's Common Stock as of August 3, 2000, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of August 3, 2000, there were 51,446,019 shares of Common Stock issued and outstanding.

                                                                                      AMOUNT AND NATURE
           TITLE OF                         NAME AND ADDRESS OF                         OF BENEFICIAL                  PERCENT
             CLASS                            BENEFICIAL OWNER                            OWNERSHIP                    OF CLASS
-------------------------------  ------------------------------------------  -----------------------------------  ------------------
         Common Stock                    Richard Surber, President(1)                    15,643,340                     30.1%
      ($0.001 par value)               268 West 400 South, Suite 306
                                         Salt Lake City, Utah 84101

         Common Stock                Oasis International Hotel & Casino                   3,133,620                      6.0%
      ($0.001 par value)               268 West 400 South, Suite 300
                                         Salt Lake City, Utah 84101

         Common Stock                     CyberAmerica Corporation                         605,000                       1.0%
      ($0.001) par value               268 West 400 South, Suite 300
                                         Salt Lake City, Utah 84101

         Common Stock                  Hudson Consulting Group, Inc.                      3,904,720                      7.5%
      ($0.001) par value               268 West 400 South, Suite 300
                                         Salt Lake City, Utah 84101

         Common Stock              Directors and Executive Officers as a                 15,643,340                     30.1%
      ($0.001) par value                           Group

                                  PROPOSAL ONE

         CHANGING THE COMPANY'S STATE OF INCORPORATION FROM COLORADO TO
                         NEVADA (the "REINCORPORATION")

At the special meeting, shareholders of Kelly's Coffee Group, Inc. common stock will be asked to vote upon the reincorporation of Kelly's Coffee Group, Inc., which presently is a Colorado corporation, as a Nevada corporation. Kelly's Coffee Group, Inc. will be merged with and into Kelly's Coffee Group, Inc., a Nevada corporation, a wholly owned subsidiary organized under Nevada law, with Kelly's Coffee Group, Inc., a Nevada corporation becoming the surviving corporation. We sometimes refer to Kelly's Coffee Group, Inc., a Nevada corporation as the Nevada corporation. The Nevada corporation's principal executive office is located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, and its telephone number is (801) 575- 8073.

Effective July 28, 2000, the Board of Directors approved the reincorporation proposal pursuant to the terms of the agreement and plan of merger, which is attached as Appendix "A," by which Kelly's Coffee Group, Inc. will be merged with and into Kelly's Coffee Group, Inc., a Nevada corporation. Shareholders of Kelly's Coffee Group, Inc. common stock are being requested to consider and approve the reincorporation proposal. We have summarized the material terms of the agreement and plan of merger below. This summary is subject to and qualified in its entirety by reference to the text of the agreement and plan of merger itself. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary for approval of the reincorporation proposal.

--------------------
     (1) Richard Surber may be deemed a beneficial owner of 15,643,340 shares of the Company's common stock by virtue of his position as an officer and director of Hudson Consulting Group, Inc., CyberAmerica Corporation, and Oasis International Hotel & Casino, Inc. Of these 15,643,340 common shares, Mr. Surber personally owns 8,000,000 shares, issued to him on November 1, 1999 for services rendered.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO REINCORPORATE FROM COLORADO TO NEVADA PURSUANT TO THE TERMS SET FORTH IN THE AGREEMENT AND PLAN OF MERGER.

REASONS FOR PROPOSED REINCORPORATION IN NEVADA

We are requesting that the shareholders of Kelly's Coffee Group, Inc. common stock approve the proposal to change the state of incorporation of Kelly's Coffee Group, Inc. from Colorado to Nevada pursuant to the terms set forth in the agreement and plan of merger.

NO CHANGE IN NAME, BUSINESS OR PHYSICAL LOCATION

The proposed merger will effect a change in the legal domicile of Kelly's Coffee Group, Inc. and other changes of a legal nature, the most significant of which are described below. However, the merger will not result in any change in our name, business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the merger, which are immaterial). Our management, including all directors and officers, will remain the same after the merger and will assume identical positions with the Nevada corporation. Our common stock will continue to trade without interruption on the Over the Counter Bulletin Board of the National Association of Securities Dealers under the symbol KLYS.

THE NEVADA CORPORATION

The Nevada corporation that will be the surviving corporation was incorporated under the Nevada Revised Statutes ("NRS") on August 3, 2000, exclusively for the purpose of merging with Kelly's Coffee Group, Inc. Prior to the merger, the Nevada corporation will have no material assets or liabilities and will not have carried on any business.

The Nevada corporation's articles of incorporation and bylaws are substantially identical to the current articles of incorporation and bylaws of Kelly's Coffee Group, Inc., except for statutory references necessary to conform to the NRS and other differences attributable to the differences between the NRS and the CBCA. A copy of the Nevada corporation's articles of incorporation is attached as Appendix "B." The articles of incorporation and bylaws of the Company and the bylaws of Kelly's Coffee Group, a Nevada Corporation (the "Nevada Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101. Telephone (801) 575-8073.

THE AGREEMENT AND PLAN OF MERGER

The agreement and plan of merger provides that Kelly's Coffee Group, Inc. will merge with and into the Nevada corporation, with the Nevada corporation then becoming the surviving corporation. The Nevada corporation will assume all assets and liabilities of Kelly's Coffee Group, Inc., including obligations under our outstanding indebtedness and contracts. Our existing Board of Directors and officers will become the board of directors and officers of the Nevada corporation for identical terms of office. The Nevada corporation will also assume the name of "Kelly's Coffee Group, Inc." in the merger.

The agreement and plan of merger has been unanimously approved by our Board of Directors. Consummation of the Merger is subject to the approval of the Company's shareholders. The affirmative vote of a majority of the outstanding shares of the corporation entitled to vote on the subject matter, who are entitled to vote at the Special Meeting is required for the approval and adoption of the Merger. If approved by the shareholders of Kelly's Coffee Group,

Inc. common stock, it is anticipated that the merger will become effective immediately upon the later of the filing of articles of merger with the Secretary of State of Colorado in accordance with Article 7-111-105 of the CBCA and the filing of articles of merger with the Department of State of Nevada in accordance with Section 78-458 of the NRS. Prior to its effectiveness, however, the Merger may be abandoned by the Board if, for any reason, the Board determines that consummation of the Merger is no longer advisable.

Upon the effective date of the merger, each share of the Company's issued and outstanding common stock will automatically be converted into one fully paid and nonassessable share of common stock, $0.0001 par value per share, of the Nevada corporation. Each currently outstanding stock option, stock warrant, convertible preferred stock and other right to subscribe for or purchase our shares automatically will be converted into the same right to subscribe for or purchase the same number of shares of the Nevada corporation's common stock. We do not intend to issue new stock certificates to shareholders of record upon the effective date of the merger. Instead, each certificate representing issued and outstanding shares of our common stock immediately prior to the effective date of the merger will evidence ownership of the shares of common stock of the Nevada corporation after the effective date of the merger.

We anticipate that delivery of existing certificates of our common stock will constitute "good delivery" of shares of common stock of the Nevada corporation in transactions on the Over the Counter Bulletin Board of the National Association of Securities Dealers after the merger.

PLEASE NOTE: Shareholders need not exchange their existing stock certificates for stock certificates of the Nevada corporation. However, after consummation of the merger, any shareholders desiring new stock certificates representing common stock of the Nevada corporation may submit their existing stock certificates to Corporate Stock Transfer, Inc., the surviving corporation's transfer agent for cancellation, and obtain new certificates.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

The Company's authorized capital consists of 100,000,000 shares of Common Stock, $0.001 par value and 50,000,000 shares of Preferred Stock $0.001 par value. As of August 3, 2000 there were 51,966,427 shares of Common Stock outstanding and 0 shares of Preferred Stock outstanding. The holders of Common Stock are entitled to vote on all matters to come before a vote of the shareholders of the Company.

COMPARISON OF SHAREHOLDER RIGHTS UNDER NEVADA AND COLORADO
CORPORATE LAW AND CHARTER DOCUMENTS BEFORE AND AFTER

REINCORPORATION

The Company is incorporated in the State of Colorado, and the surviving corporation in the merger is incorporated in the State of Nevada. The Company's shareholders, whose rights are currently governed by the Colorado Business Corporation Act ("CBCA") and the Company's articles of incorporation and bylaws, will, upon consummation of the merger, become shareholders of the Nevada corporation and their rights will be governed by the Nevada Revised Statutes ("NRS") and the articles of incorporation and bylaws of the Nevada corporation. Upon the filing with and acceptance by the Secretary of State of Nevada of Articles of Merger in Nevada, the Company will become Kelly's Coffee Group, Inc., a Nevada Corporation, ("Kelly's Nevada") and the outstanding shares of Company Common Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Kelly's Nevada Common Stock.

The Nevada Charter Documents will replace the Company's current Articles of Incorporation, as amended ("Colorado Articles") and the Colorado Bylaws (together, the "Colorado Charter Documents") including providing officers, directors and agents of Kelly's Nevada with certain indemnification rights in addition to those currently provided for the Company.

The following is a summary of the material differences between (a) the CBCA and our current articles of incorporation and bylaws and (b) the NRS and the articles of incorporation and bylaws of the Nevada corporation. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the NRS, and the articles of incorporation and bylaws of the Nevada corporation.

AUTHORIZED CAPITAL STOCK

NEVADA CORPORATION

The following discussion is qualified in its entirety by reference to the Nevada Charter Documents. The authorized capital stock of Kelly's Nevada, upon effectuation of the transaction set forth in the Merger Agreement is 1,050,000,000 shares as hereinafter set forth. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below.

COMMON STOCK. The total number of shares of Common Stock this Corporation shall have the authority to issue is one Billion (1,000,000,000). The Common Stock shall have a stated par value of $0.001 per share. Each share of Common Stock shall have, for all purposes one (1) vote per share. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

PREFERRED STOCK. The total number of shares of Preferred Stock this Corporation is authorized to issue is fifty million (50,000,000) shares with a stated par value of $0.001 per share. The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Preferred Stock in one or more series not exceeding in the aggregate the number of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time. The Board of Directors of the Corporation is vested with authority to determine and state the designations and the preferences, limitations, relative rights, and voting rights, if any of each such series by the adoption and filing in accordance with the Nevada Revised States, before the issuance of any shares of such series, of an amendment or amendments to these Articles of Incorporation determining the terms of such series, which amendment need not be approved by the shareholder or the holders of any class or series of shares except as provided by law. All shares of Preferred Stock of the same series shall be identical with each other in all respects.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

NEVADA. Approval of consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote thereon.

COLORADO. Under the Colorado Business Corporations Act ("CBCA"), amendments to the articles of incorporation, other than ministerial amendments, which may be authorized by the directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by shareholders, or unless the board determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment. The board may also condition the submission of the proposed amendment to the shareholders on any basis (such as by requiring a greater number of affirmative votes by shareholder than are discussed below in order to approve an amendment to the articles of incorporation).

For corporations like the Company which were already in existence on July 1, 1994, the date the CBCA went into effect. Shareholders of these corporations must generally approve an amendment to the articles of incorporation by two thirds vote unless these corporations had adopted, prior to this date, a provision in their articles of incorporation calling for a different voting requirement. The Company's articles of incorporation contained such a provision, adopted prior to July 1, 1994, which has the effect of requiring a majority vote, rather than a two-thirds vote, for amendments to the articles of incorporation.

SHAREHOLDERS CONSENT WITHOUT A MEETING

NEVADA. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

COLORADO. Any action required or permitted by the CBCA to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing. No action taken without a meeting shall be effective unless the corporation has received writings that describe and consent to the action, signed by all of the shareholders entitled to vote on the action. Any such writing may be received by the corporation by electronically transmitted facsimile or other form of wire or wireless communication providing the corporation with a complete copy thereof, including a copy of the signature thereto. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this section may revoke such consent by a writing signed and dated by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the corporation prior to the date the last writing necessary to effect the action is received by the corporation.

If the Reincorporation is consummated, the number of shareholders required to consent to an action without a shareholders meeting will decrease from all shareholders providing their consent to the action in writing, to a simple majority of the voting power shareholders consenting to the action in writing.

DISSENTERS' RIGHTS

NEVADA. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the Nevada Revised Statutes (NRS); (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either
(i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

COLORADO. In addition to the rights and restrictions afforded dissenting shareholders under Nevada law, a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided.

INCREASING OR DECREASING AUTHORIZED SHARES

NEVADA. Nevada law allows the Board of Directors of a Corporation, unless restricted by the Articles of Incorporation, to increase or decrease the number of authorized shares in the class or series of the corporations shares and correspondingly effect a forward or reverse split of any such class or series of the corporation's shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

COLORADO. Colorado law requires amendment of the Articles of Incorporation to increase or decrease the number of authorized shares of any class, and further provides that a proposal to effect a reverse split of any class of shares of a corporation can only be accomplished by the affirmative vote of a majority of the shareholders entitled to vote on the issue at a regularly convened shareholder's meeting of the corporation at which a quorum of the shareholders is present

DIVIDENDS

NEVADA. The Nevada Bylaws provide that, dividends on outstanding Preferred Shares shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the common shares with respect to the same dividend period. If upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the assets available for distribution to holders of Preferred Shares of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Shares in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto. Subject to the cumulative dividend preferences to holders of Preferred Shares, the shares of Common Stock are entitled to participate in any dividends available therefore in equal amounts per share on all outstanding Preferred Shares and Common Stock. Subject to the provisions for the payment of the liquidation preference to the holders of Preferred Shares as provided herein, the Common Stock is entitled to participate in all distributions to shareholders made upon liquidation, dissolution, or winding up of the corporation in equal amounts per share as all outstanding Preferred Shares and Common Stock. The Board of Directors is authorized, without shareholder action, to provide for the issuance of Preferred Shares in one or more series not exceeding in the aggregate the number of Preferred Shares authorized by the Certificate of Incorporation, as amended from time to time; and to determine with respect to each such series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences, and relative, participating, option, or other special rights and the qualifications, limitations, or restrictions relating thereof.

COLORADO. The Colorado charter documents provide that the Preferred Shares shall not receive a dividend, and that dividends may be paid upon the Common Stock, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner provided by law.

If the Reincorporation is consummated, the Board of Directors of the Company will have the authority to issue Preferred shares with a dividend preference that was not available under the Colorado Charter documents.

ANTI-TAKEOVER STATUTES

NEVADA. Except under certain circumstances Nevada law prohibits a "business combination" between the corporation and an "interested shareholder", however the Nevada Articles expressly elect not to be governed by these provisions as contained in NRS 87.411 to 78.444 inclusive. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the Company has elected not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the Company or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the Company issued and outstanding or
(ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the Company. In particular, to the extent permitted under the laws of the state of Nevada, the Company elects not to be governed by any such provision, including the provisions of the Nevada Control Share Acquisitions Act, Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes, or any statute of similar effect or tenor.

COLORADO.  Colorado law does not specifically address anti-takeover provisions.

QUORUM OF DIRECTORS

NEVADA. A majority of the Board of Directors in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous action of all the directors shall be required.

COLORADO. A quorum at all meetings of the Board of Directors consists of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum is secured. The act of a majority of the Directors present at a meeting which a quorum is present shall be the act of the Board of Directors.

SPECIAL MEETINGS OF SHAREHOLDERS

NEVADA. Special meetings of the shareholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock. Not less than ten (10) nor more than sixty (60) days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the shareholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation. The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several shareholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

COLORADO. A corporation shall hold a special meeting of shareholders: (a) On call of its board of directors or the person or persons authorized by the bylaws or resolution of the board of directors to call such a meeting; or (b) If the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Special shareholders' meetings may be held in or out of this state at the place stated in or fixed in accordance with the bylaws, or, if not so stated or fixed, at a place stated in or fixed in accordance with a resolution of the board of directors. If no place is so stated or fixed, special meetings shall be held at the corporation's principal office. Only business within the purpose or purposes described in the notice of the meeting may be conducted at a special shareholders' meeting.

AMENDMENTS TO CHARTER

NEVADA. The articles of incorporation may be amended in any of the following respects by a vote of a majority of the shareholders entitled to vote on an amendment: (a) by addition to its corporate powers and purposes, or diminution thereof, or both. (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation, (c) by increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment, (d) by changing the name of the corporation, (e) by making any other change or alteration in its articles of incorporation that may be desired. If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

COLORADO. The board of directors or the holders of shares representing at least ten percent of all of the votes entitled to be cast on the amendment may propose an amendment to the articles of incorporation for submission to the shareholders. For an amendment to the articles of incorporation to be adopted
(a) The board of directors shall recommend the amendment to the shareholders unless the amendment is proposed by shareholders or unless the board of directors determines that, because of conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment;

shareholders with the amendment; and (b) such amendment shall be approved by each voting group entitled to vote separately on the amendment by two-thirds of all the votes entitled to be cast on the amendment by that voting group unless the Company's Articles of Incorporation provide otherwise. The Company's Articles of Incorporation provide for amendment upon the affirmative vote of a majority of the shareholders voting on the issue.

NOTICE, ADJOURNMENT AND PLACE OF SHAREHOLDERS' MEETINGS

NEVADA. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation. Nevada Bylaws provide that the notification of the annual meeting shall state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.

COLORADO. Written notice stating the place, day, and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting to each shareholder of record entitled to vote at such meeting; except that, if the authorized shares are to be increased, at least thirty days notice shall be given, and if the sale of all or substantially all of the corporation's assets is to be voted upon, at least twenty days notice shall be given.

DIRECTORS

NEVADA. The Nevada Certificate provides that the initial number of members of the Nevada board shall be three (3), and thereafter shall not be less than one nor more than seven (7), and may, at any time or times, be increased or decreased by a duly adopted amendment to the Articles of Incorporation, or in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

COLORADO. The Colorado Articles provide that the number of directors shall be fixed by the Bylaws of the Corporation, with the provision that there need only be only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three shareholders. The Bylaws provide that the Board shall not be more than seven (7) directors. A majority of the number of directors constitutes a quorum for the transaction of business. The Colorado Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

ELECTION AND REMOVAL OF DIRECTORS

NEVADA. The Nevada Bylaws provide each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. At a meeting expressly called for the removal of one or more directors, such directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors. Vacancies on the board may be filled by the remaining directors.

COLORADO. The Colorado Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Colorado law and the Colorado Charter Documents, directors may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal, with or without cause. Vacancies on the board may be filled by the remaining directors or the shareholders.

INSPECTION OF BOOKS AND RECORDS

NEVADA. Pursuant to the Bylaws of Kelly's Nevada, the Board of Directors shall have power to close the share books of the corporation for a period of not to exceed sixty (60) days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose. In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent. If the share transfer books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for, or such record date shall be, at least ten (10) days immediately preceding such meeting.

COLORADO. Pursuant to the Colorado Bylaws, the officer or agent having charge of the stock transfer on the books for shares of the corporation shall make, at least ten days before such meeting of shareholders, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. The record, for a period of ten (10) days prior to such meeting, shall be kept in file at the principal office of the company, whether within or without the State of Colorado, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting for the purposes thereof. The original stock transfer books shall be the prima facie evidence as to who are the shareholders entitled to examine the record or transfer books or to vote at any meeting of shareholders.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

NEVADA. Article 10. of the Nevada Charter documents state that the Nevada Corporation expressly elects NOT to be governed by NRS 78.411 to 78.444 inclusive, which govern combinations with interested shareholders, affiliates and associates of the Nevada Corporation. The result of this election provides greater freedom to the Nevada Corporation regarding certain mergers, consolidations, sales, transfers and other dispositions between itself and interested shareholders of the Nevada Corporation.

COLORADO. The Company Articles in conjunction with the CBCA provide that no contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall either be void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or know to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purposes without counting the votes or consents of such interested directors; or (b) the fact that such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contact or transaction is fair and reasonable to the corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND

DIRECTORS

NEVADA. Pursuant to the Nevada Charter Documents, the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

Kelly's Nevada Bylaws specifically provide that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

COLORADO. The Colorado Articles and the CBCA provide that the corporation shall eliminate or limit the personal liability of a director to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that any such provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any breach of the director's duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which the director directly or indirectly derived an improper personal benefit. No such provision shall eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any act or omission occurring before the date when such provision becomes effective. No director or officer shall be personally liable for any injury to person or property arising out of a tort committed by an employee unless such director or officer was personally involved in the situation giving rise to the litigation or unless such director or officer committed a criminal offense in connection with such situation.

DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

Shareholders have dissenters' rights in Colorado as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares pursuant to Colorado Revised Statutes Annotated ("C.R.S.A.") C.R.S.A. section 7-113-101 et. sec. A copy of
Section 7-113-201 is attached hereto as Appendix "C" to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

Under the Colorado Law, such dissenters' rights will be available only to those common or preferred shareholders of the Company who (i) object to the proposed Reincorporation in writing prior to or at the Annual Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation at the Annual Meeting.

Within ten days after the effective date of the Reincorporation, Kelly's Nevada will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Kelly's Nevada will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by Kelly's Nevada, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

Upon receipt of each demand for payment, Kelly's Nevada will pay each dissenting shareholder the amount that Kelly's Nevada estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Kelly's Nevada may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events. Any dissenter who does not wish to accept the payment or offer made by Kelly's Nevada must notify Kelly's Nevada in writing of his or her own estimate of the fair value of the shares within 30 days after the date Kelly's Nevada makes or offers payment. If the dissenting shareholder and Kelly's Nevada are unable to agree on the fair value of the shares, then Kelly's Nevada will commence a proceeding with the Colorado courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Kelly's Nevada does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Kelly's Nevada for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Kelly's Nevada unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Kelly's Nevada. Both Kelly's Nevada and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Kelly's Nevada in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Kelly's Nevada.

NEVADA. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the Nevada Revised Statutes (NRS); (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either
(i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

POSSIBLE DISADVANTAGES OF A CHANGE IN DOMICILE

You should be aware that although under Colorado law shareholder action by written consent requires the unanimous vote of all shareholders entitled to vote on the proposed action, Nevada permits shareholder action through majority written consent, unless the articles of incorporation provide otherwise. Moreover, Nevada law does not require that all shareholders entitled to vote on a matter be notified or their written consent solicited. As such, a control shareholder can eliminate the need for a shareholder meeting and general solicitation of votes by written consents which are duly signed, dated and delivered to the corporation. In addition, you should be aware that under Colorado law, corporations are required to provide certain shareholders with ten days prior notice before a corporation proceeds to authorize any loan or guaranty for the benefit of any director. In contrast, Nevada law does not have any such notice requirement, which means that shareholders will not have an opportunity to consider the advisability of such a loan or guaranty to a director. You should also be advised that whereas under Colorado law amendments to a corporation's articles of incorporation may be proposed by holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment, under Nevada law only the board of directors may propose amendments to the articles of incorporation. Also, the Nevada corporation will be subject to the provisions of Nevada law which provide that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote. This provision may have the effect of delaying, deferring or preventing a change of control of the Nevada corporation. However, friendly acquisitions of a corporation are still permitted, without having to comply with shareholder voting requirements, if the board of directors of the corporation approves the acquisition transaction before the control share acquisition occurs.

INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL INFORMATION

The following portions of the Company's Annual Report on Form 10-KSB for the fiscal year ended February 29, 2000 are incorporated herein by reference: "Item
1. Business", "Item 5. Market Information for Common Equity and Related Shareholder Matters", and "Item 7. Financial Statements." The following portions of the Company's Quarterly Report on Form 10-QSB for the period ended May 31, 2000 are also incorporated herein by reference: "Part I. Item 1: Financial Statements" and "Part I. Item 2: Management's Discussion and Analysis of
Financial Condition and Results of Operations." Copies of these documents are available without charge to any person, including any beneficial holder of the Company's Common Stock to whom this Proxy Statement was delivered, on written or oral request to Kelly's Coffee Group, Inc. 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, Attention: Secretary (telephone number: (801) 575-8073). Any statement contained in a document all or a portion of which is incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

The Company currently has 100,000,000 authorized shares of Common Stock, par value $0.001 per share, of which 51,966,427shares were outstanding on August 3, 2000.

INCREASE IN CAPITALIZATION

The Company currently has 100,000,000 authorized shares of Common Stock, par value $0.001 per share, of which 51,966,427 shares were outstanding on July 14, 2000. The Company currently has 50,000,000 authorized shares of Preferred Stock, par value $0.001 per share, of which no shares are outstanding.

Kelly's Coffee Group, Inc. a Nevada Corporation, into which the Company will merge to accomplish its change of domicile, if approved by the stockholders, is authorized to issue 1,000,000,000 shares of common stock par value $0.0001 and 50,000,000 shares of preferred stock par value $0.0001. The effect of the merger will be to increase the number of authorized common shares which may be issued by the Company from 100,000,000 to 1,000,000,000.

Although currently authorized shares may be sufficient to meet anticipated needs in the immediate future, the Board considers it desirable that the Company have the flexibility to issue an additional amount of Common Stock without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares will enhance the Company's flexibility in connection with any possible acquisition or merger, stock splits or dividends, financings and other corporate purposes and will allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

Presently, the Company has issued only one class of stock, Common Stock, par value $0.001 per share. All of such shares are voting shares and have the same voting rights. However, none of such shares confers any preemptive rights on the holders thereof to purchase or receive any additional shares of the Company's Common Stock or any other securities, rights or options for the Company's securities authorized or acquired by the Company in the future. The Board may issue the Common Stock and Preferred Stock authorized by the Company's Charter for such consideration as may be fixed by the Board and for any corporate purpose without further action by the stockholders, except as may be required by law. Each share of Common Stock has equal dividend rights and participates equally upon liquidation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The merger and resulting reincorporation of Kelly's Coffee Group, Inc. from Colorado to Nevada will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by shareholders upon the conversion of Kelly's Coffee Group, Inc. common stock into the Nevada corporation's common stock. Each shareholder whose shares are converted into the Nevada corporation's common stock will have the same basis in the common stock of the Nevada corporation as such shareholder had in the common stock of Kelly's Coffee Group, Inc. held immediately prior to the effective date of the merger. The shareholder's holding period in the Nevada corporation's common stock will include the period during which the corresponding shares of Kelly's Coffee Group, Inc. common stock were held.

PLEASE NOTE: No information is provided in this proxy statement regarding the tax consequences, if any, under applicable state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the shareholder's individual circumstances.

In addition, neither the Company nor Kelly's Nevada will recognize gain or loss as a result of the Reincorporation, and Kelly's Nevada will generally succeed, without adjustment, to the tax attributes of the Company. Nevada has no corporate income tax, no taxes on corporate shares, no franchise tax, no personal income tax, no I.R.S. information sharing agreement, nominal annual fees, minimal reporting and disclosure requirements, and shareholders are not public record.

The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

SECURITIES ACT CONSEQUENCES

The shares of the Nevada corporation's common stock to be issued in exchange for shares of Kelly's Coffee Group, Inc. common stock are not being registered under the Securities Act of 1933. In that regard, the Nevada corporation is relying on Rule 145(a)(2) under the Securities Act of 1933, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in the Nevada corporation's articles of incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the merger, the Nevada corporation will be a publicly-held company, the Nevada corporation's stock will be listed for trading on the Over the Counter Bulletin Board of the National Association of Securities Dealers under the symbol KLYS, and will file periodic reports and other documents with the Securities and Exchange Commission and provide to its shareholders the same types of information that we have previously filed and provided. Shareholders whose common stock was freely tradeable before the merger will continue to have freely tradeable shares of the Nevada corporation's stock after the merger. Shareholders holding restricted shares of common stock will have shares of the Nevada corporation's stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of the Nevada corporation's common stock will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, shareholders will be deemed to have acquired their shares of the Nevada corporation's common stock on the date they acquired their shares of Kelly's Coffee Group, Inc.'s common stock. In summary, the Nevada corporation and its shareholders will be in the same respective positions under the federal securities laws after the merger as were Kelly's Coffee Group, Inc. and its shareholders prior to the merger.

AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated or the shareholders fail to approve the Reincorporation, the Company would remain as a Colorado corporation.

RIGHTS OF DISSENTING SHAREHOLDERS

As indicated above under "Comparison of Shareholder Rights Before and After Reincorporation - Dissenters' Rights", common stock shareholders have certain dissenters' rights under Article 113 of the CBCA in connection with the reincorporation of Kelly's Coffee Group, Inc. to Nevada. Upon strict compliance with the notice and abstention from voting requirements summarized below, shareholders may be entitled, pursuant to Article 113, to receive in cash the fair value of their shares of Kelly's Coffee Group, Inc. capital stock. The requirement to abstain from voting is only applicable to shareholders of Kelly's Coffee Group, Inc. common stock because they are the only shareholders entitled to vote at the special meeting.

The following summary does not purport to be a complete statement of the law relating to dissenters' rights and is qualified in its entirety by Article 113 of the CBCA, a copy of which is attached hereto as Appendix "C". This summary and Article 113 should be reviewed carefully by any shareholder who wishes to exercise dissenters' rights or who wishes to preserve the right to do so, since failure to comply strictly with the procedures set forth in Article 113 will result in loss of such rights. Any shareholder who is considering dissenting should consult their legal advisor.

ACTIONS TO BE TAKEN BEFORE THE MEETING

Notice to Kelly's Coffee Group, Inc. A shareholder who wishes to dissent must provide us with a written notice of intent to demand payment for the dissenting shares before the vote on the reincorporation proposal at the special meeting. The notice must reasonably inform us of the identity of the shareholder and of the shareholder's intent to demand payment for the shareholder's shares of common stock if the reincorporation is completed. Neither a vote against the reincorporation nor any proxy directing such vote, nor abstention from voting on the reincorporation will satisfy the requirement for a written notice to us. All such notices should be mailed to Kelly's Coffee Group, Inc., 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, Attn.: Richard D. Surber.

NO VOTING IN FAVOR OF REINCORPORATION

In addition to delivering a written notice of intent to demand payment, each dissenting shareholder must not vote any of his or her shares of common stock in favor of the reincorporation, either by proxy or at the special meeting.

EXERCISE OF DISSENTERS' RIGHTS BY RECORD SHAREHOLDERS

Dissenters' rights must be exercised by the shareholders of record. Thus persons who hold their interest in shares of our common stock through a nominee must require the record shareholder to deliver to us a written notice of intent to demand payment and otherwise to comply with the requirements (including the requirement to cause the record shareholder to refrain from voting in favor of the reincorporation) as to all of the shares of common stock held for such beneficial owner.

ACTIONS TO BE TAKEN UPON OR AFTER APPROVAL OF THE REINCORPORATION

DISSENTERS' NOTICE

If the reincorporation proposal is authorized at the special meeting, then, within ten days thereafter, we will provide each dissenting shareholder a written notice stating the proposed effective date of the reincorporation, the address where the form for the making of a payment demand must be sent and where the certificate(s) representing their shares of our common stock must be deposited, supplying each dissenting shareholder with a form for the making of a payment demand, informing holders of uncertificated shares to what extent transfers of such shares will be restricted after payment demand is received and setting the date by which all forms for the making of a payment demand and certificates representing the shares of our common stock must be received, which date shall be not less than 30 days after the date of the written notice sent by us to dissenting shareholders after the approval of the reincorporation proposal at the special meeting. Such notice will be accompanied by a copy of Article 13 of the CBCA. Dissenting shareholders must, within the time and according to the procedures set forth in such notice:

     (1) Send us a duly completed form for the making of a payment demand concerning such dissenting shareholder's shares of common stock; and

     (2) Deposit with the party named on such notice the share certificates representing such dissenting shareholder's shares of common stock.

A shareholder who demands payment retains all rights as a shareholder except the right to transfer shares until the effective date of the proposed transactions giving rise to the shareholder's dissent and only has the right to receive payment for the shares after the effective date of the proposed transactions.

Unless the reincorporation does not become effective within sixty days of the deadline for payment demands or we do not make payment on such payment demand within sixty days, the delivery of a payment demand and the deposit of certificates representing the dissenting shareholder's shares of common stock are irrevocable.

Failure  to  comply  strictly  with  the  notice   requirements  for  dissenting
shareholders described in this section will cause the loss of dissenters' rights under Article 113 of the CBCA.

PAYMENT

Upon the effective date of the reincorporation or the receipt of the payment demand, whichever is later, we will pay to all shareholders who have validly exercised their dissenters' rights under Article 113 at the address shown on the form for the making of a payment demand the amount we estimate is the fair value of the dissenting shareholder's shares of common stock plus interest at the rate provided in Article 113 of the CBCA from the effective date of the reincorporation until the payment date. We also will provide the information required by Article 13 of the CBCA to dissenting shareholders.

NOTICE OF DISSATISFACTION WITH RESPONSE TO PAYMENT DEMAND

If a shareholder who has validly exercised dissenters' rights under Article 113 of the CBCA believes that (i) the amount offered or paid is less than the fair value of his or her shares of common stock or that the interest was incorrectly calculated; (ii) we have failed within sixty days to make the payment offered, or (iii) we do not return deposited certificates when required to do so, the dissenting shareholder may give notice to us of the shareholder's estimate of the fair market value of his or her shares of common stock and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting shareholder may reject our offer and demand payment of the fair value of the shares and interest due. Any objection by the dissenting shareholder must be received by us within thirty days after we make or offer payment for the dissenting shareholder's shares of common stock.

RESOLUTION OF DISSENTERS' PAYMENT OBJECTIONS

If a dissenter's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, request that a court determine the fair value of the dissenting shareholder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting shareholder the amount set forth in the dissenting shareholder's payment objection. In a proceeding described in this paragraph, the court will appraise the dissenting shareholder's shares of common stock and enter judgment in any amount by which the court finds the value of the dissenting shareholder's shares of common stock, plus interest, exceeds the amount paid by us, or in any amount the court finds to be the fair value, plus interest, of the dissenting shareholder's shares for which we elected to withhold payment under Article 113, section 208. The court will assess costs of the appraisal proceeding against us, except that it may assess costs against dissenters if it finds they acted not in good faith. The court may also assess fees and expenses of experts and counsel against us or against any party which it finds did not comply with requirements or acted not in good faith.

This summary and the attached copy of Article 113 of the CBCA should be reviewed carefully by any shareholder who wishes to exercise dissenters' rights or who wishes to preserve the right to do so. Failure to comply strictly with all the conditions for asserting rights as a dissenting shareholder, including the time limits referred to herein, will result in loss of such dissenters' rights, and such dissenters' shares of common stock will be entitled only to the payment (consisting of stock of Kelly's Coffee Group, Inc., a Nevada corporation, in exchange for shares of the Company's common stock) as provided in the agreement and plan of merger.

RECOMMENDATION OF THE BOARD OF DIRECTORS

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED REINCORPORATION MERGER ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH PROPOSAL.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Meeting. Section 7-107-102 of CBCA precludes consideration at a Special Shareholders Meeting of any matters not described in the Notice of the meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

FINANCIAL INFORMATION

A copy of the Company's financial Statements for the year ended February 29, 2000 and the three month period ended May 31, 2000 are available for inspection by shareholders of the Company at the principal offices of the Company located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101. Telephone (801) 575- 8073.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Plan of Operations

As used herein the term "Company" refers to Kelly's Coffee Group, Inc., a Colorado corporation and its predecessors, unless the context indicates otherwise. The Company discontinued its operations on February 28, 1998. The Company is currently a shell company whose purpose will be to acquire operations through an acquisition, merger or begin its own start-up business.

The Company is in the process of attempting to identify and acquire a favorable business opportunity. The Company has reviewed and evaluated a number of business ventures for possible acquisition or participation by the Company. The Company has not entered into any agreement, nor does it have any commitment or understanding to enter into or become engaged in a transaction as of the date of this filing. The Company continues to investigate, review, and evaluate business opportunities as they become available and will seek to acquire or become engaged in business opportunities at such time as specific opportunities warrant. The Company will continue in its attempts to settle its remaining liabilities at a discount.

The Company has no plans for the purchase or sale of any plant or equipment.

The Company is a development stage company and currently has no employees. The Company has no current plans to make any changes in the number of employees.

Results of Operations

The Company had no sales revenues for the three months ended May 31, 2000 and 1999. The Company had no sales for the three months ended May 31, 2000 because it ceased operations as of February 28, 1998 as a result of recurring losses.

The Company had no costs of sales for the three months ended May 31, 2000 or 1999 because it ceased operations as of February 28, 1998.

General and administrative expenses were $6,666 for the three months ended May 31, 2000, compared to $0 for the same period in 1999. The general and administrative expenses increased for the same period in 2000 because of activities related to resolving debt and searching for an appropriate candidate for a reverse merger.

The Company recorded net income of $26,793 for the three months ended May 31, 2000 compared to net income of $0 for the same period in 1999. The net income recorded for the three months ended May 31, 2000 was attributable to $21,591 in accrued interest on the debt from discontinued operations, which the company is attempting to clear off the books, $6,666 in general administrative expenses, and a gain of $50,050 from the settlement of debt with Robert Pallota, a former director of the Company, and Mick Schumacher and Terry Seipert. For more information on the settlement of claims, please see Part II, Item 2 "Changes in Securities and Use of Proceeds."

Capital Resources and Liquidity

At May 31, 2000, the Company had current assets of $3,176,585 and total assets of $3,176,585. The Company had a net working capital surplus of $2,074,068 at May 31, 2000.

Net stockholders' equity in the Company was $2,050,818 as of May 31, 2000.

The Company's working capital and stockholder's equity significantly improved as a result of a change in the value of securities held for investment as well as the elimination of $56,909 in liabilities. Previously the securities were held at the lower of cost or market due to the nature of the investments and the lack of a readily determinable fair value. Since the securities now meet the 1 year guidelines for becoming readily tradeable, they have been marked to current market values as of May 31,2000.

10-KSB AND 10-QSB REPORTS

THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, AND ITS MOST RECENT
QUARTERLY REPORT ON FORM 10-QSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT QUARTER, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, KELLY'S COFFEE GROUP, INC., 268 WEST 400 SOUTH, SUITE 300, SALT LAKE CITY, UTAH 84101.

By Order of the Board of Directors

/s/  Kevin J. Schillo
--------------------------
Kevin J. Schillo
Secretary

Salt Lake City, Utah
August 15, 2000

                           KELLY'S COFFEE GROUP, INC.
                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY

The undersigned hereby constitutes and appoints Richard D. Surber and Kevin J. Schillo, with power of substitution, the proxies of the undersigned to attend the special meeting of the stockholders of Kelly's Coffee Group, Inc. on September 20, 2000, and any adjournment thereof, and to vote in his, her or its place or stead the stock of the corporation held of record name by the undersigned.

     1. Proposal to empower the Board of Directors to take the necessary corporate action to relocate the domicile of incorporation of the Company from the State of Colorado to the State of Nevada;

           [ ] FOR [ ] AGAINST [ ] ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.



--------------------------------          -------------------------------------
Print Name                                Signature of Stockholder

--------------------------------          -------------------------------------
Number of Shares                          Signature if Held Jointly

                                          -------------------------------------
                                          Date

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

SEND PROXIES TO:

         Kelly's Coffee Group
         268 West 400 South, Suite 300
         Salt Lake City, Utah 84101

Appendix "A"

                          AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (hereinafter called the "Merger Agreement") is made as of August 3, 2000, by and between Kelly's Coffee Group, Inc., a Colorado corporation ("Kelly's Colorado"), and Kelly's Coffee Group, Inc., a Nevada
corporation ("Kelly's Nevada"). Kelly's Colorado and Kelly's Nevada are sometimes referred to as the "Constituent Corporations."

                                    Recitals

A. WHEREAS, The authorized capital stock of Kelly's Colorado consists of 150,000,000 shares of Common Stock, $0.001 par value of which 51,966,427 shares are issued and outstanding, and 50,000,000 shares of preferred stock, $0.001 par value of which 0 shares are issued and outstanding.

B. WHEREAS, the authorized capital stock of Kelly's Nevada, upon effectuation of the transactions set forth in this Merger Agreement, will consist of 1,000,000,000 shares of Common Stock, $0.001 par value and 50,000,000 shares of Preferred Stock, $0.001 par value.

C. WHEREAS, the directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Kelly's Colorado merge with and into Kelly's Nevada upon the terms and conditions herein provided, for the sole purpose of effecting a change of domicile from the State of Colorado to the State of Nevada.

D. WHEREAS, the merger will have no effect or change in the nature of the business or management of the resulting business operating through the surviving corporation.

                                    Agreement

NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Kelly's Colorado shall merge into Kelly's Nevada on the following terms, conditions and other provisions:

1. TERMS AND CONDITIONS.

         1.1 Merger. Kelly's Colorado shall be merged with and into Kelly's Nevada (the "Merger"), and Kelly's Nevada shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Nevada (the "Effective Date").

         1.2 Succession. On the Effective Date, Kelly's Nevada shall continue its corporate existence under the laws of the State of Nevada, and the separate existence and corporate organization of Kelly's Colorado, except insofar as it may be continued by operation of law, shall be terminated and cease.

         1.3 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights,privileges, powers and franchises of each of the Constituent

Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         1.4 Common Stock of Kelly's Colorado and Kelly's Nevada. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of Kelly's Colorado issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of Kelly's Nevada at a ratio of 1 to 1, and (ii) each share of Common Stock of Kelly's Nevada issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

         1.5 Stock certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the Preferred Stock of Kelly's Colorado shall be deemed for all purposes to evidence ownership of and to represent the shares of Kelly's
Nevada into which the shares of Kelly's Colorado represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Kelly's Nevada evidenced by such outstanding certificate as above provided.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

         2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of Kelly's Nevada in effect on the Effective Date shall continue to be the Articles of Incorporation and Bylaws of the Surviving Corporation.

         2.2 Directors. The directors of Kelly's Colorado immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

         2.3 Officers. The officers of Kelly's Colorado immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3. MISCELLANEOUS.

         3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Kelly's Colorado such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Kelly's Colorado and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Kelly's Colorado or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 Amendment. At any time before or after approval by the shareholders of Kelly's Colorado, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Kelly's Colorado, the principal terms may not be amended without the further approval of the shareholders of Kelly's Colorado) as may be determined in the judgment of the respective Board of Directors of Kelly's Nevada and Kelly's Colorado to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         3.3  Conditions  To  Merger.   The   obligations  of  the   Constituent
Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law): the Merger shall have been approved by the shareholders of Kelly's Colorado in accordance with applicable provisions of the Colorado Business Corporations Act; and Kelly's Colorado, as sole shareholder of Kelly's Nevada, shall have approved the Merger in accordance with the General Corporation Law of the State of Nevada; and any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Kelly's Colorado to be material to consummation of the Merger shall have been obtained.

         3.4 Abandonment or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Kelly's Colorado or Kelly's Nevada or both, notwithstanding the approval of this Merger Agreement by the shareholders of Kelly's Colorado or Kelly's Nevada, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Kelly's Colorado and Kelly's Nevada, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Kelly's Colorado shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Kelly's Colorado and Kelly's Nevada, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                           KELLY'S COFFEE GROUP, INC.,
                             a Colorado Corporation

By:  /s/ Richard D. Surber                        By:  /s/Kevin J. Schillo
   ------------------------------------------        ---------------------
     Richard D. Surber, President and CEO            Kevin J. Schillo, Secretary



                           KELLY'S COFFEE GROUP, INC.,
                              a Nevada Corporation

By:  /s/ Richard D. Surber                       By:  /s/Kevin J. Schillo
     --------------------------------------           -------------------
       Richard D. Surber, President and CEO          Kevin J. Schillo, Secretary

Appendix "B"

             ARTICLES OF INCORPORATION OF KELLY'S COFFEE GROUP, INC.

                                   ARTICLE 1.

                                  Company Name

     1.1 The name of this corporation is Kelly's Coffee Group, Inc.

                                   ARTICLE 2.

                                    Duration

     2.1 The corporation shall continue in existence perpetually unless sooner dissolved according to law.

                                   ARTICLE 3.

                       Principal Office & Registered Agent

     3.1 The resident agent and registered office located within the State of Nevada is:

                  LaVonne Frost
                  711 South Carson St. Suite 1
                  Carson City, Nevada 89701

                                   ARTICLE 4.

                                     Purpose

     4.1 The purpose for which the corporation is organized is to engage in any lawful activity within or without the State of Nevada.

                                   ARTICLE 5.

                               Board of Directors

     5.1. Number. The members of the governing Board of the Corporation shall be styled "Directors", and the first Board shall be three (3) in number. The Number of directors shall not be reduced to less than one (1) nor exceed seven (7) and may, at any time or times, be increased or decreased in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

     5.2 The names and addresses of the first Board of Directors are as follows:

    Richard D. Surber                           David Wolfson
    268 West 400 South, Suite 300               268 West 400 South, Suite 300
    Salt Lake City, Utah 84101                  Salt Lake City, Utah 84101

    Kevin J. Schillo
    268 West 400 South, Suite 300
    Salt Lake City, Utah 84101

                                   ARTICLE 6.

                                  Capital Stock

     6.1 Authorized Capital Stock. The total number of shares that may be issued by the Corporation and that the Corporation will be authorized to have is One Billion Fifty Million (1,050,000,000) of the par value per share hereinafter set forth. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to and restrictions imposed upon the shares of each class are as follows.

     6.2 Common Stock. The total number of shares of Common Stock this Corporation shall have the authority to issue is One Billion (1,000,000,000). The Common Stock shall have a par value of $0.001 per share. Each share of Common Stock shall have, for all purposes, one (1) vote per share. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required.

     6.3. Preferred Stock. The total number of shares of Preferred Stock this Corporation is authorized to issue is Fifty million (50,000,000) shares with a stated par value of $0.001 per share. The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Preferred Stock in one or more series not exceeding in the aggregate the number of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time. The Board of Directors of the Corporation is vested with authority to determine and state the designations and the preferences, limitations, relative rights, and voting rights, if any of each such series by the adoption and filing in accordance with the Nevada Revised Statutes, before the issuance of any shares of such series, of an amendment or amendments to these Articles of Incorporation determining the terms of such series, which amendment need not be approved by the stockholders or the holders of any class or series of shares except as provided by law. All shares of Preferred Stock of the same series shall be identical with each other in all respects.

                                   ARTICLE 7.

                             No Further Assessments

     7.1 The capital stock, after the amount of the subscription price has been paid in money, property, or services, as the Board of Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6., or any of the provisions hereof.

                                   ARTICLE 8.

                              No Preemptive Rights

     8.1 None of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the Corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

                                   ARTICLE 9.

                              No Cumulative Voting

     9.1 Shareholders will not have a right to cumulate their votes for the election of directors or for any purpose.

                                   ARTICLE 10.

       Election Not to be Governed By Provisions of NRS 78.411 to 78.444.

     10.1 The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.444, inclusive.

                                   ARTICLE 11.

                                     Indemnification of Officers and Directors

     11.1 The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

     11.2 Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

     11.3 Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

     11.4 The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

     11.5 No director, officer or shareholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

     (a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

     (b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

                                   ARTICLE 12.

                        Purchase of Corporation's Shares

     The corporation, by action of its directors, and without action by its shareholders, may purchase its own shares in accordance with the provisions of the Nevada Corporations Code. Such purchases may be made either in the open marker or at a public or private sale, in such manner and amounts, from such holder or holders of outstanding shares of the corporation and at such prices as the Board of Directors shall from time to time determine.

                                   ARTICLE 13.

                                  Incorporators

     The name and address of the Incorporator of the corporation is as follows:

                  Richard D. Surber
                  268 West 400 South, Suite 300
                  Salt Lake City, Utah 84101

     IN WITNESS WHEREOF, we have hereunto set our hands this 31st day of July, 2000, hereby declaring and certifying that the facts stated hereinabove are true.

/s/  Richard D. Surber                               /s/ Kevin J. Schillo
------------------------------------                 ---------------------------
Richard D. Surber, Incorporator and Director          Kevin J. Schillo, Director


/s/  David Wolfson
-----------------------
David Wolfson, Director

NOTARIZATION OF SIGNATURE OF A DIRECTOR AND THE INCORPORATOR

State of Utah              )
                           )
County of Salt Lake        )

On this 31st day of July, 2000 before me, Bonnie Tippets, a notary public, personally appeared Richard D. Surber who is personally known to me to be the person whose name is subscribed to this instrument and who has acknowledged that he executed the same as a Director and the Incorporator of Kelly's Coffee Group, Inc.

S                                     ______________________________________
E                                     Notary Public
A
L                                     ______________________________________
                                      My Commission Expires

NOTARIZATION OF SIGNATURE OF A DIRECTOR

State of Utah              )
                           )
County of Salt Lake        )

On this 31st day of July, 2000 before me, Bonnie Tippets, a notary public, personally appeared David Wolfson who is personally known to me to be the person whose name is subscribed to this instrument and who has acknowledged that he executed the same as a Director of Kelly's Coffee Group, Inc.

S                                     ______________________________________
E                                     Notary Public
A
L                                     ______________________________________
                                      My Commission Expires

NOTARIZATION OF SIGNATURE OF A DIRECTOR

State of Utah              )
                           )
County of Salt Lake        )

On this 31st day of July, 2000 before me, Bonnie Tippets, a notary public, personally appeared Kevin J.Schillo who is personally known to me to be the person whose name is subscribed to this instrument and who has acknowledged that he executed the same as a Director of Kelly's Coffee Group, Inc.

S                                     ______________________________________
E                                     Notary Public
A
L                                     ______________________________________
                                      My Commission Expires

Appendix "C"

COLORADO BUSINESS CORPORATION ACT

7-113-201 - Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).